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                                                                   EXHIBIT 10.33

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                          REFINANCING CREDIT AGREEMENT

                  THIS AMENDMENT NO. 1 (this "AMENDMENT") is dated as of November 16, 2000, and amends the Amended and Restated Refinancing Credit Agreement, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) and THE GUARANTORS FROM TIME TO TIME PARTY THERETO and THE BANKS FROM TIME TO TIME PARTY THERETO and ABN AMRO BANK N.V., as bookrunner and co-syndication agent, THE CHASE MANHATTAN BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, dated as of November 19, 1999 (the "ORIGINAL CREDIT AGREEMENT").

                                   BACKGROUND

                  The parties hereto desire to amend the Original Credit Agreement to extend the Convertible Revolving Credit Expiration Date and modify additional provisions of the Original Credit Agreement relating to pricing, fees, and the calculation of financial covenants.

                              OPERATIVE PROVISIONS

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein and intending to be legally bound hereby agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

                  1.01. Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Original Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Original Credit Agreement and each reference to "this Agreement" and similar references contained in the Original Credit Agreement shall, on and after the date hereof, refer to the Original Credit Agreement as amended hereby.

                  1.02. Extension of Convertible Revolving Credit Expiration Date. As of the date hereof, the definition of "Convertible Revolving Credit Expiration Date" as set forth in Section 1.1 of the Original Credit Agreement shall be deleted in its entirety and the following shall be inserted therefor:

                           "CONVERTIBLE REVOLVING CREDIT EXPIRATION DATE shall
                  mean, with respect to the Convertible Revolving Credit Commitments, November 14, 2001, as such date may be extended in accordance with the terms hereof, but in no event beyond the Revolving Credit Expiration Date."

                  1.03. Pricing. As of the date hereof, the Pricing Grid attached to the Original Credit Agreement as SCHEDULE 1.1(A) shall be deleted in its entirety and the Pricing Grid attached hereto as SCHEDULE 1.1(A) shall be inserted therefor.

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                  1.04. Cash Flow Definition. As of September 29, 2000, the
definition of "Cash Flow" as set forth in Section 1.1 of the Original Credit Agreement is deleted in its entirety and the following is inserted therefor:

                           "CASH FLOW for any period of determination shall mean
                  (i) the sum of net income, depreciation, amortization, other noncash charges to net income, interest expense (including the interest component of payments made in connection with capitalized leases, synthetic leases, and the like), income tax expense, and the actual and direct costs and expenses of and restructuring charges associated with the Merger incurred by Borrower and its Subsidiaries in 1999 and 2000 up to an amount equal to $47,060,000 for Borrower's fiscal year ending in 1999 and up to an amount equal to $25,000,000 for Borrower's fiscal year ending in 2000 minus (ii) noncash credits to net income and extraordinary income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP."

                  1.05. Maximum Debt to Cash Flow Covenant. As of September 29, 2000, Section 8.2.15 of the Original Credit Agreement is deleted in its entirety and the following is inserted therefor:

                  "8.2.15.  MAXIMUM DEBT TO CASH FLOW.

                           The Loan Parties shall not permit the ratio of
                  Adjusted Consolidated Total Indebtedness to Cash Flow, calculated as of the end of each fiscal quarter for the immediately preceding four (4) fiscal quarters then ended, to exceed 3.75 to 1.0. `Adjusted Consolidated Total Indebtedness' shall mean at any time the Consolidated Total Indebtedness at such time less the unencumbered cash of the Borrower and its Subsidiaries at such time on a consolidated basis and without duplication of amounts."

                  1.06. Commitments. As of the date hereof, SCHEDULE 1.1(B) to the Original Credit Agreement is hereby deleted and replaced in its entirety with SCHEDULE 1.1(B) hereto. For the avoidance of doubt and notwithstanding any provision of the Original Credit Agreement to the contrary, the Convertible Revolving Credit Commitment of each Bank for whom the "Amount of Commitment for Convertible Revolving Credit Loans" is established on Schedule 1.1(B) to this Amendment at zero, "$0.00," or the like is hereby terminated and each such Bank shall have no obligation whatsoever to make any Convertible Revolving Credit Loan under the Original Credit Agreement as modified hereby.

                  1.07. Name Changes, Mergers. Each of the Loan Parties acknowledges, represents, warrants, and covenants as follows:

                  (a) As of December 23, 1999, Westinghouse Air Brake Company changed its name to Westinghouse Air Brake Technologies Corporation; for all purposes of the Original Credit Agreement and the other Loan Documents, as amended hereby, Westinghouse Air Brake Company and Westinghouse Air Brake Technologies Corporation are one and the same, and all references in each of the Loan Documents to Westinghouse Air Brake Company are and shall be deemed to be references to Westinghouse Air Brake Technologies Corporation;

                  (b) As of June 30, 2000, Boise Locomotive Company changed its name to MotivePower, Inc.; for all purposes of the Original Credit Agreement and the other Loan Documents, as amended hereby, Boise Locomotive Company and MotivePower, Inc., are one and the same, and all references in each of the Loan Documents to Boise Locomotive Company are and shall be deemed to be references to MotivePower, Inc.;

                  (c) Pursuant to an Agreement and Plan of Merger among Young Radiator Company and MotivePower USA, Inc., and Motor Coils Manufacturing Company, dated as of June 30,

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                  2000, MotivePower USA, Inc., and Motor Coils Manufacturing
                  Company merged with and into Young Radiator Company which was the surviving company of the merger and which changed its name to Young Touchstone Company; for all purposes of the Original Credit Agreement and the other Loan Documents, as amended hereby, Young Radiator Company, MotivePower USA, Inc., Motor Coils Manufacturing Company, and Young Touchstone Company are one and the same, and all references in each of the Loan Documents to any of Young Radiator Company, MotivePower USA, Inc., or Motor Coils Manufacturing Company are and shall be deemed to be references to Young Touchstone Company, and Young Touchstone Company hereby assumes all obligations of Young Radiator Company, MotivePower USA, Inc., and Motor Coils Manufacturing Company under the Loan Documents, as amended hereby;

                  (d) As of June 30, 2000, Gateway Rebuild Company changed its name to WABTEC Engine Systems Company; for all purposes of the Original Credit Agreement and the other Loan Documents, as amended hereby, Gateway Rebuild Company and WABTEC Engine Systems Company are one and the same, and all references in each of the Loan Documents to Gateway Rebuild Company are and shall be deemed to be references to WABTEC Engine Systems Company;

                  (e) On or about June 30, 2000, Microphor Company merged with and into Borrower which was the surviving company of the merger; on or about June 30, 2000, Technical Service & Marketing L.L.C. combined with the Borrower which was the surviving company; and

                  (f) On or about June 30, 2000, RFI Properties, Inc., merged with and into MotivePower Investments Limited which was the surviving company of the merger and which changed its name to WABTEC Holding Corp.; for all purposes of the Original Credit Agreement and the other Loan Documents, as amended hereby, RFI Properties, Inc., MotivePower Investments Limited, WABTEC Holding Corp., and WABTEC Holding Corporation are one and the same, and all references in each of the Loan Documents to RFI Properties, Inc. or MotivePower Investments Limited are and shall be deemed to be references to WABTEC Holding Corp., and WABTEC Holding Corp. hereby assumes all obligations of RFI Properties, Inc., and MotivePower Investments Limited under the Loan Documents, as amended hereby.

                  1.08. Renewal Fees. On or before November 16, 2000, and as a condition to the effectiveness of this Amendment, Borrower shall pay in immediately available funds to each Bank an amount equal to one tenth of one percent (0.10% or 10 basis points) of the amount of such Bank's Commitment for Convertible Revolving Credit Loans as set forth on SCHEDULE 1.1(B) hereto (which Schedule, pursuant to Section 1.06 hereof, replaces SCHEDULE 1.1(B) to the Original Credit Agreement).

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

                  As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

                  2.01. The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Original Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

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                  2.02. This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Original Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Original Loan Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  2.03. Neither the execution and delivery of this Amendment, nor consummation of the transactions contemplated hereby or by the Original Credit Agreement as amended hereby, nor compliance with the terms and provisions hereof or thereof will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person under the terms of any such agreement or instrument, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

                  2.04. After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Original Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.


                                   ARTICLE III
                  EFFECT, EFFECTIVENESS, CONSENT OF GUARANTORS

                  3.01. Effectiveness. This Amendment shall become effective in accordance with its terms on the date that Agent shall have received from each of the Borrower, the Loan Parties, and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof.

                  3.02. Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.

                  3.03. Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.


                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.01. Original Credit Agreement. Except as specifically amended by the provisions hereof, the Original Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

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

                  4.02. Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery respectively of this Amendment by such party.

                  4.03. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                  4.04. Expenses. The Loan Parties agree, jointly and severally, to reimburse the Agent for its reasonable out-of-pocket expenses arising in connection with the negotiation, preparation and execution of this Amendment, including the reasonable fees and expenses of Buchanan Ingersoll PC, counsel for the Agent.

                  4.05. Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

                  4.06. Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

                  4.05. Return of Convertible Revolving Credit Notes by Non-Agreeing Banks. Upon payment by Borrower, in accordance with the terms of the Credit Agreement, of all amounts outstanding under each Convertible Revolving Credit Note held by a Non-Agreeing Bank (defined at Section 3.4.1(c) of the Credit Agreement), each such Bank shall, as soon as practicable, return to Borrower such Bank's Convertible Revolving Credit Note; or, in the event such note has been lost or destroyed, such Bank shall evidence to the Borrower, in a manner reasonably satisfactory to the Borrower, such Bank's cancellation of such note.

                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed and delivered this Amendment as of the date first above written.


                            [SIGNATURE PAGES FOLLOW]


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                      [SIGNATURE PAGE 1 OF 21 OF AMENDMENT]

                                            BORROWER:

                                            WESTINGHOUSE AIR BRAKE
                                            TECHNOLOGIES CORPORATION


                                            By: /s/ Alvaro Garcia-Tunon   (SEAL)
                                               ---------------------------
                                                Name:  Alvaro Garcia-Tunon
                                                Title: Sr. Vice President -
                                                       Finance


                                            GUARANTORS:

                                            RAILROAD FRICTION PRODUCTS
                                            CORPORATION; VAPOR CORPORATION;
                                            MP INTERNATIONAL I, INC.; MP
                                            INTERNATIONAL II, INC.; MOTIVEPOWER
                                            CANADA CORPORATION; WABTEC
                                            DISTRIBUTION COMPANY;
                                            MOTIVEPOWER, INC. (formerly known as
                                            Boise Locomotive Company); YOUNG
                                            TOUCHSTONE COMPANY (formerly known
                                            as Young Radiator Company and
                                            successor by merger to MotivePower
                                            USA, Inc., and Motor Coils
                                            Manufacturing Company); WABTEC
                                            ENGINE SYSTEMS COMPANY (formerly
                                            known was Gateway Rebuild Company);
                                            WABTEC HOLDING CORP. (formerly known
                                            as MotivePower Investments Limited
                                            and successor by merger to RFI
                                            Properties, Inc.); WABTEC
                                            CORPORATION


                                            By: /s/ Alvaro Garcia-Tunon   (SEAL)
                                               ---------------------------
                                               Name:  Alvaro Garcia-Tunon
                                               Title: Vice President of each of
                                                      the above listed companies

                      [SIGNATURE PAGE 2 OF 21 OF AMENDMENT]

                                            BANKS:

                                            ABN AMRO BANK N.V., individually and
                                            and Co-Syndication Agent
                                            as Bookrunner

                                            By: /s/ David J. Mahanes
                                               ---------------------------
                                               Name:  David J. Mahanes
                                               Title: Group Vice President &
                                                      Director


                                            By: /s/ Promila Anand
                                               ---------------------------
                                                Name:  Promila Anand
                                                Title: Vice President and
                                                       Director

                      [SIGNATURE PAGE 3 OF 21 OF AMENDMENT]


                                            MELLON BANK, N.A., individually and
                                            as Documentation Agent


                                            By: /s/ Mark F. Johnston
                                               ---------------------------
                                                Name:  Mark F. Johnston
                                                Title:  VP

                      [SIGNATURE PAGE 4 OF 21 OF AMENDMENT]


                                            THE CHASE MANHATTAN BANK,
                                            individually and as
                                            Administrative Agent


                                            By: /s/ John Malone
                                               ---------------------------
                                                Name:  John Malone
                                                Title:  Vice President

                      [SIGNATURE PAGE 5 OF 21 OF AMENDMENT]

                                            NATIONAL CITY BANK OF PENNSYLVANIA


                                            By: /s/ Lori B. Shure
                                               ---------------------------
                                                Name:  Lori B. Shure
                                                Title:  Vice President

                      [SIGNATURE PAGE 6 OF 21 OF AMENDMENT]

                                            PNC BANK, NATIONAL ASSOCIATION


                                            By: /s/ Bruce G. Shearer
                                               ---------------------------
                                                Name:  Bruce G. Shearer
                                                Title:  Vice President

                      [SIGNATURE PAGE 7 OF 21 OF AMENDMENT]


                                            FLEET NATIONAL BANK (formerly
                                            BankBoston, N.A.)


                                            By: /s/ Mark Fawcett
                                               ---------------------------
                                                Name:  Mark Fawcett
                                                Title:  Director

                      [SIGNATURE PAGE 8 OF 21 OF AMENDMENT]

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                      [SIGNATURE PAGE 9 OF 21 OF AMENDMENT]

                                            THE BANK OF NEW YORK, individually
                                            and as Co-Syndication Agent


                                            By: /s/ Walter C. Parelli
                                               ---------------------------
                                                Name:  Walter C. Parelli
                                                Title:  Vice President

                     [SIGNATURE PAGE 10 OF 21 OF AMENDMENT]


                                            BANK ONE MICHIGAN


                                            By: /s/ William J. Mccaffrey
                                               -------------------------
                                                Name:  William J. McCaffrey
                                                Title:  First Vice President

                     [SIGNATURE PAGE 11 OF 21 OF AMENDMENT]

                                            FIRST UNION NATIONAL BANK


                                            By: /s/ W. Gareth Horan
                                               ---------------------------
                                                Name:  W. Gareth Horan
                                                Title:  Vice President

                     [SIGNATURE PAGE 12 OF 21 OF AMENDMENT]

                                            DG BANK
                                            DEUTSCHE GENOSSENSCHAFTSBANK AG


                                            By: /s/ W. D. Casey
                                               ----------------
                                                Name:  William D. Casey
                                                Title:  Vice President


                                            By: /s/ Richard W. Wilbert
                                               ---------------------------
                                                Name:  Richard W. Wilbert
                                                Title:  Vice President

                     [SIGNATURE PAGE 13 OF 21 OF AMENDMENT]


                                            THE BANK OF NOVA SCOTIA


                                            By: /s/ M. D. Smith
                                               ---------------------------
                                                Name:  M.D. Smith
                                                Title:  Agent Operations

                     [SIGNATURE PAGE 14 OF 21 OF AMENDMENT]

                                            BANK OF TOKYO-MITSUBISHI TRUST CO.


                                            By: /s/ Heather Zimmermann
                                               ---------------------------
                                                Name:  Heather Zimmermann
                                                Title:  Vice President

                     [SIGNATURE PAGE 15 OF 21 OF AMENDMENT]

                                            CREDIT AGRICOLE INDOSUEZ


                                            By: /s/ Sarah U. Johnston
                                               ---------------------------
                                               Name:  Sarah U. Johnston
                                               Title: Vice President
                                                      Senior Relationship
                                                      Manager



                                            By: /s/ Raymond A. Falkenberg
                                               ---------------------------
                                                Name:  Raymond A. Falkenberg
                                                Title: Vice President
                                                       Senior Relationship
                                                       Manager

                     [SIGNATURE PAGE 16 OF 21 OF AMENDMENT]

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: /s/ Scott R. Chappelka
                                               ---------------------------
                                                Name:  Scott R. Chappelka
                                                Title: Vice President

                     [SIGNATURE PAGE 17 OF 21 OF AMENDMENT]

                                            CREDIT SUISSE FIRST BOSTON


                                            By: /s/ Bill O'Daly
                                               ---------------------------
                                                Name:  Bill O'Daly
                                                Title:  Vice President


                                            By: /s/ Kristin Lepri
                                               ---------------------------
                                                Name:  Kristen Lepri
                                                Title:  Associate

                     [SIGNATURE PAGE 18 OF 21 OF AMENDMENT]

                                            THE DAI-ICHI KANGYO BANK, LTD.


                                            By: /s/ Maureen Carson
                                               ---------------------------
                                                Name:  Maureen Carson
                                                Title:  Account Officer

                     [SIGNATURE PAGE 19 OF 21 OF AMENDMENT]

                                            MANUFACTURERS AND TRADERS TRUST
                                            COMPANY


                                            By: /s/ Christopher Kania
                                                ---------------------------
                                                Name:  Christopher Kania
                                                Title:  Vice President

                     [SIGNATURE PAGE 20 OF 21 OF AMENDMENT]

                                            SUNTRUST BANK


                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                     [SIGNATURE PAGE 21 OF 21 OF AMENDMENT]

                                            ISSUING BANK:

                                            CHASE MANHATTAN BANK USA, N.A.
                                            (successor in interest to Chase
                                            Manhattan Bank Delaware)


                                            By: /s/ Michael P. Handago
                                               ---------------------------
                                                Name:  Michael P. Handago
                                                Title:  Vice President